EXHIBIT 32.1

SECTION 1350 CERTIFICATION

     In connection with the Annual Report of Sunnyside Acres Mobile Estates (the "Company") on Form 10-K/A for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hui Peng Cheng, the Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 20, 2010

By:	/s/ Hui Peng Cheng
Hui Peng Cheng
Principal Executive Officer and Principal Financial Officer